FORM 8-K - CURRENT REPORT

              (As last amended in Rel. No. 34-36968, eff. 08/13/92)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)             February 8, 1996
                                                        -----------------------

                              Blessings Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 1-4684                  13-5566477
-------------------------------------------------------------------------------
 (name or other jurisdiction    (commission              (IRS employer
      of incorporation)         file number)           identification no.)

          200 Enterprise Drive, Newport News, VA          23603
-------------------------------------------------------------------------------
          (address of principal executive offices)      (zip code)

Registrant's telephone number, including area code   (804) 887-2100
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
      (former name or former address, if changed since last report.)

                   ------------------------------------


Item 8.           Change In Fiscal Year

         The company has decided to modify its accounting periods effective in fiscal 1996, from thirteen four week periods with the fiscal year ending on the Saturday closest to December 31 to twelve monthly periods with the fiscal year ending on December 31. Accordingly, under the new fiscal year calendar, the company's quarters will each be comprised of three calendar months ending March 31, June 30, September 30, and December 31. Formerly, the company's first quarter was comprised of sixteen weeks, and the remaining three quarters were each comprised of twelve weeks. Due to the relative proximity of the new fiscal year and quarter ending dates with the old dates, no restatements will be required. The first SEC report affected by this change will be the 10 Q Report for the first quarter of 1996 ending on March 31, 1996.



         SIGNATURE
         ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Registrant:
                           ----------

                           BLESSINGS CORPORATION



                           By:           /s/  James P. Luke
                                      ---------------------------------------
                                      James P. Luke, Executive Vice President
                                      Secretary/Treasurer

Date:    February 8, 1996